UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

SEEBEYOND TECHNOLOGY CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid: $[ ]

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid: $[ ]
(2)	Form, Schedule or Registration Statement No.: Schedule 14A
(3)	Filing Party: SeeBeyond Technology Corporation
(4)	Date Filed:

The following 8-K was filed by SeeBeyond Technology Corporation on August 19, 2005.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2005

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Royal Oaks Drive

Monrovia, California 91016

(Address of principal executive offices)

(626) 471-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the proposed acquisition of SeeBeyond Technology Corporation (the “Company”) by Sun Microsystems, Inc. (“Sun”), Sun requested that certain changes be made to the health and welfare continuation benefits provided in the Change of Control Employment Agreements with certain of the Company’s officers, including James Demetriades, Barry Plaga, and Alexander Demetriades. Accordingly, the Company and these officers entered into amendments to such Change of Control Employment Agreements, which provide that each of these officers will, following a termination of employment without “cause” or for “good reason,” receive a lump-sum payout equal to the value of continuation healthcare benefits for each officer and his legal dependents for eighteen months following such a termination, plus a tax gross-up payment equal to the estimated amount of taxes that will be owed by each officer in respect of the lump-sum payout (including any taxes on the gross-up payment). The aggregate value of the lump-sum healthcare payouts to these three executive totals $119,115.54. The Company is paying this amount in lieu of its existing obligation to provide continuation healthcare to these officers, although the officers will remain eligible, at their own expense, to purchase continuation coverage under Sun’s group health plan as provided under Section 4980B of the Internal Revenue Code, as amended and applicable regulations. The description of the amendments above do not purport to be complete and is qualified in its entirety by reference to the Amendments to the Change of Control Agreements, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company has filed a proxy statement in connection with the proposed merger, which has been mailed to the Company’s stockholders. This Current Report on Form 8-K is expressly incorporated by reference into the proxy statement. The Company’s stockholders are urged to read the proxy statement in its entirety and any other relevant materials when they become available as they contain important information about the merger and the Company. Investors and security holders may obtain free copies of these documents – and other documents filed with the Securities and Exchange Commission (the “SEC”) – at the SEC’s Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate Web site at www.seebeyond.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. A description of any interests that the Company’s officers and directors have in the merger is available in the proxy statement and this Current Report on Form 8-K. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which is filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the Company’s corporate website at www.seebeyond.com.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number
10.1	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between James Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

10.2	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Barry Plaga and SeeBeyond Technology Corporation, dated February 23, 2005.

10.3	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Alex Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

Date: August 19, 2005	By:	/s/ Barry J. Plaga
	Name:	Barry J. Plaga
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number
10.1	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between James Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

10.2	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Barry Plaga and SeeBeyond Technology Corporation, dated February 23, 2005.

10.3	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Alex Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

Exhibit 10.1

FIRST AMENDMENT TO

CHANGE OF CONTROL EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO CHANGE OF CONTROL EMPLOYMENT AGREEMENT (the “Amendment”) dated as of August 19, 2005 is made by and between SeeBeyond Technology Corporation, a Delaware corporation (together with all successors thereto, the “Company”), and James Demetriades (“Executive”), an individual resident of California.

RECITALS

The Company and Executive have entered into a certain Change of Control employment Agreement (the “Agreement”) dated as of February 5, 2005 (the “Agreement Date”).

The Company has entered into a certain Agreement and Plan of Merger, dated as of June 27, 2005, by and among Sun Microsystems, Inc. (“Parent”), the Company, Big Bear Acquisition Corporation and certain other parties (the “Merger Agreement”). The transaction contemplated by the Merger Agreement shall be referred to herein as the “Merger.”

For good valuable consideration, receipt of which is hereby acknowledged by both the Company and Executive, Company and Executive desire to amend the Agreement as set forth below.

EFFECTIVE DATE OF AMENDMENT

This Amendment is conditioned upon the Closing (as that term is defined in the Merger Agreement) of the Merger. If the Merger is not consummated and the Closing does not occur for any reason, this Amendment shall be null and void.

AMENDMENT

1. Section 3.2(f) shall be replaced in its entirety as set forth below:

Sun Microsystems, Inc. (“Parent”) shall (i) pay Executive, as soon as practicable, but in any event within fifteen (15) days after the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 27, 2005, by and among Parent, the Company, Big Bear Acquisition Corporation and certain other parties, a lump-sum cash amount of $21,540.06 (the “COBRA Payment”), which is the equivalent of Parent’s current monthly COBRA premium under its PPO medical, dental and vision plans (the “Plans”), equal to $1,196.67, multiplied by eighteen (18) and (ii) make continuation healthcare coverage available to Executive and his dependents under the Plans, at Executive’s expense, for eighteen (18) months following the Closing, but solely to the extent such coverage is required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). In addition to the COBRA Payment, Parent shall pay Executive an additional lump-sum cash amount of $18,165.12 (the “Gross-Up Payment”), at the same time the COBRA Payment is paid, which amount shall cause the net amount retained by Executive after taking into consideration all federal, state and local income and employment taxes owed with respect to the COBRA Payment and the Gross-Up Payment thereon is equal to the COBRA Payment.

2. The foregoing amendment to the Agreement shall be effective as of the Closing Date. In all other respects the Agreement is ratified and confirmed.

IN WITNESS WHEREOF, Executive and the Company have executed this Amendment as of the date first above written.

EXECUTIVE

/s/ James T. Demetriades

SEEBEYOND TECHNOLOGY CORPORATION

By:	/s/ Barry J. Plaga
Its:	Senior Vice President and Chief Financial Officer

Exhibit 10.2

FIRST AMENDMENT TO

CHANGE OF CONTROL EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO CHANGE OF CONTROL EMPLOYMENT AGREEMENT (the “Amendment”) dated as of August 19, 2005, is made by and between SeeBeyond Technology Corporation, a Delaware corporation (together with all successors thereto, the “Company”), and Barry Plaga (“Executive”), an individual resident of California.

RECITALS

The Company and Executive have entered into a certain Change of Control employment Agreement (the “Agreement”) dated as of February 5, 2005 (the “Agreement Date”).

The Company has entered into a certain Agreement and Plan of Merger, dated as of June 27, 2005, by and among Sun Microsystems, Inc. (“Parent”), the Company, Big Bear Acquisition Corporation and certain other parties (the “Merger Agreement”). The transaction contemplated by the Merger Agreement shall be referred to herein as the “Merger.”

For good valuable consideration, receipt of which is hereby acknowledged by both the Company and Executive, Company and Executive desire to amend the Agreement as set forth below.

EFFECTIVE DATE OF AMENDMENT

This Amendment is conditioned upon the Closing (as that term is defined in the Merger Agreement) of the Merger. If the Merger is not consummated and the Closing does not occur for any reason, this Amendment shall be null and void.

AMENDMENT

1. Section 3.2(e) shall be replaced in its entirety as set forth below:

Sun Microsystems, Inc. (“Parent”) shall (i) pay Executive, as soon as practicable, but in any event within fifteen (15) days after the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 27, 2005, by and among Parent, the Company, Big Bear Acquisition Corporation and certain other parties, a lump-sum cash amount of $21,540.06 (the “COBRA Payment”), which is the equivalent of Parent’s current monthly COBRA premium under its PPO medical, dental and vision plans (the “Plans”), equal to $1,196.67, multiplied by eighteen (18) and (ii) make continuation healthcare coverage available to Executive and his dependents under the Plans, at Executive’s expense, for eighteen (18) months following the Closing, but solely to the extent such coverage is required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). In addition to the COBRA Payment, Parent shall pay Executive an additional lump-sum cash amount of $18,165.12 (the “Gross-Up Payment”), at the same time the COBRA Payment is paid, which amount shall cause the net amount retained by Executive after taking into consideration all federal, state and local income and employment taxes owed with respect to the COBRA Payment and the Gross-Up Payment thereon is equal to the COBRA Payment.

2. The foregoing amendment to the Agreement shall be effective as of the Closing Date. In all other respects the Agreement is ratified and confirmed.

IN WITNESS WHEREOF, Executive and the Company have executed this Amendment as of the date first above written.

EXECUTIVE

/s/ Barry J. Plaga

SEEBEYOND TECHNOLOGY CORPORATION

By:	/s/ Mark A. Brooks
Its:	General Counsel

Exhibit 10.3

SECOND AMENDMENT TO

CHANGE OF CONTROL EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO CHANGE OF CONTROL EMPLOYMENT AGREEMENT (the “Amendment”) dated as of August 19, 2005 is made by and between SeeBeyond Technology Corporation, a Delaware corporation (together with all successors thereto, the “Company”), and Alex Demetriades (“Executive”), an individual resident of California.

RECITALS

The Company and Executive have entered into a certain Change of Control employment Agreement (the “Agreement”) dated as of February 5, 2005 (the “Agreement Date”).

The Company has entered into a certain Agreement and Plan of Merger, dated as of June 27, 2005, by and among Sun Microsystems, Inc. (“Parent”), the Company, Big Bear Acquisition Corporation and certain other parties (the “Merger Agreement”). The transaction contemplated by the Merger Agreement shall be referred to herein as the “Merger.”

For good valuable consideration, receipt of which is hereby acknowledged by both the Company and Executive, Company and Executive desire to further amend the Agreement as set forth below.

EFFECTIVE DATE OF AMENDMENT

This Amendment is conditioned upon the Closing (as that term is defined in the Merger Agreement) of the Merger. If the Merger is not consummated and the Closing does not occur for any reason, this Amendment shall be null and void.

AMENDMENT

1. Section 3.2(e) shall be replaced in its entirety as set forth below:

Sun Microsystems, Inc. (“Parent”) shall (i) pay Executive, as soon as practicable, but in any event within fifteen (15) days after the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 27, 2005, by and among Parent, the Company, Big Bear Acquisition Corporation and certain other parties, a lump-sum cash amount of $21,540.06 (the “COBRA Payment”), which is the equivalent of Parent’s current monthly COBRA premium under its PPO medical, dental and vision plans (the “Plans”), equal to $1,196.67, multiplied by eighteen (18) and (ii) make continuation healthcare coverage available to Executive and his dependents under the Plans, at Executive’s expense, for eighteen (18) months following the Closing, but solely to the extent such coverage is required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). In addition to the COBRA Payment, Parent shall pay Executive an additional lump-sum cash amount of $18,165.12 (the “Gross-Up Payment”), at the same time the COBRA Payment is paid, which amount shall cause the net amount retained by Executive after taking into consideration all federal, state and local income and employment taxes owed with respect to the COBRA Payment and the Gross-Up Payment thereon is equal to the COBRA Payment.

2. The foregoing amendment to the Agreement shall be effective as of the Closing Date. In all other respects the Agreement, as previously amended, is ratified and confirmed.

IN WITNESS WHEREOF, Executive and the Company have executed this Amendment as of the date first above written.

EXECUTIVE

/s/ Alex Demetriades

SEEBEYOND TECHNOLOGY CORPORATION

By:	/s/ Barry J. Plaga
Its:	Senior Vice President and Chief Financial Officer